UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

     FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 4, 2003

ZOOLINK CORPORATION
(Exact name of registrant as specified in charter)

NEVADA	000- 27361	91-1007473
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

510, 601 W. Hastings St., Vancouver, British Columbia, Canada, V6B 5A6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                        (604) 638-5465

_________________________________________________
(Former name or former Address, if changed since last report)

The undersigned Registrant hereby amends the following “Item 7. Financial Statements and Exhibits” of its Current Report on Form 8-K, which was filed on February 6, 2003, to include the following:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document

16.	Signed Letter of former accountant, Chisholm & Associates, Certified Public Accountants (filed herewith)

4033000046.doc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it’s behalf by the undersigned hereunto duly authorized.

ZOOLINK CORPORATION

By: /s/ Ali Shawkat
Ali Shawkat, President

Date: March 24, 2003

4033000046.doc

CHISHOLM & ASSOCIATES
Certified Public Accountants
P.O. Box 540216
North Salt Lake, Utah 84054-0316

A Professional	Office (801) 292-8756
Corporation	Fax (801) 292-8809

February 9, 2003

Securities and Exchange Commission
Washington, DC 20549

Re:           Zoolink Communications, Inc. (formerly NetJ.com, Inc.)

Gentlemen:

We have read Item 4 “CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS” contained in Zoolink Communications, Inc.’s 8-K dated February 4, 2003, and are in agreement with the statements contained therein, as they related to our firm.

Very truly yours,

/s/Chisholm & Associates

Chisholm & Associates
North Salt Lake, Utah

                  A Member of the AICPA, UACPA and the SEC Practice Section

4033000047.doc